UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020 (May 21, 2020)

HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38435	82-3620361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 par value	HPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 21, 2020, HighPoint Resources Corporation, as a guarantor, its wholly owned subsidiary, HighPoint Operating Corporation, as borrower (the “Borrower”), and the Borrower’s subsidiary entered into a First Amendment to Fourth Amended and Restated Credit Agreement (the “Amendment”) with certain lenders, including JPMorgan Chase Bank, N.A. as administrative agent. The Amendment amends the Borrower’s Fourth Amended and Restated Credit Agreement dated as of September 14, 2018 (as previously amended and as further amended by the Amendment, the “Credit Agreement”).

In connection with the Amendment and as part of our semi-annual redetermination of our borrowing base, the aggregate elected commitment amount and the borrowing base under the Credit Agreement were both reduced from $500.0 million to $300.0 million. The borrowing base will remain at $300.0 million until the next redetermination or adjustment of the borrowing base made in accordance with the terms of the Credit Agreement. In addition, the Amendment, among other things, increased the interest rate for borrowings made under the Credit Agreement and added a provision requiring the availability under the Credit Agreement to be at least $50.0 million.

The foregoing description of the Amendment is qualified in its entirety by reference to the full and complete terms of the Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1
First Amendment to Fourth Amended and Restated Credit Agreement, dated as of May 21, 2020, among HighPoint Resources Corporation, as guarantor, HighPoint Operating Corporation, as borrower, borrower's subsidiary, and the banks named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2020	HIGHPOINT RESOURCES CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary